UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2022
Glatfelter Corporation
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(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina		28209

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		704 885-2555
(N/A)
______________________________________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Glatfelter Corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on August 26, 2022, which announced, among other things, the termination of Dante C. Parrini as the Chairman and Chief Executive Officer of the Company. The Company noted that these changes are not related to the Company’s operations, financial reporting or controls, or personal conduct.

Information responsive to Item 5.02(b):

Under the terms of the Separation Agreement (as defined below), Mr. Parrini resigned from the board of directors of the Company, effective as of September 13, 2022.

Information responsive to Item 5.02(e):

On September 13, 2022, Mr. Parrini entered into a Separation Agreement and General Release (“Separation Agreement”) with the Company, which will become effective on September 13, 2022 (the “Effective Date”). Under the terms of the Separation Agreement, the Company agreed to enter into a consulting agreement (the “Consulting Agreement”) with Mr. Parrini. The Separation Agreement states that (1) the duration of the Consulting Agreement will be for three months during which time Mr. Parrini shall be compensated at a rate of $100,000.00 per month and (2) during the term of the Consulting Agreement, Mr. Parrini will be available to the Company as needed, but in no event shall the level of services Mr. Parrini performs be more than 20% of the average level of services he performed for the Company over the 36-month period immediately preceding the termination date.

In addition, the Company agreed to waive its policy for Mr. Parrini that all severance payments be reduced by 50% upon obtaining new employment during the payout period.

The Company appreciates Mr. Parrini’s service and commitment and wishes him well.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Glatfelter Corporation

Date: September 15, 2022	By:	/s/ Jill L. Urey
	Name:	Jill L. Urey
	Title:	Vice President, Chief Legal & Compliance Officer and Corporate Secretary